UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2024

Logan Ridge Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01022	90-0945675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 891-2880

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LRFC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2024, Capitala Business Lending, LLC (the “Borrower”), a direct, wholly owned, consolidated subsidiary of Logan Ridge Finance Corporation (the “Company”), entered into the fourth amendment (the “Fourth Amendment”) to its existing senior secured revolving credit agreement, with Mount Logan Management, LLC, as collateral manager, the lenders from time to time party thereto, KeyBank National Association, as administrative agent, and U.S. Bank National Association, as custodian.

The Fourth Amendment reduces the applicable margin during the reinvestment period from 2.90% per annum to 2.80% per annum, and reduces the applicable margin during the amortization period from 3.25% per annum to 3.20% per annum. Additionally, the Fourth Amendment extends the termination date of the reinvestment period from May 2025 to August 2027, and extends the maturity date from May 2027 to August 2029. The Fourth Amendment continues to provide for borrowing of up to $75.0 million, and an uncommitted accordion feature that allows the Borrower to borrow up to an additional $125.0 million. The concentration limits and application of the advance rates were also modified by the Fourth Amendment.

The description above is only a summary of the Fourth Amendment and is qualified in its entirety by reference to the copy of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On August 21, 2024, the Company issued a press release announcing the Fourth Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Fourth Amendment to Revolving Credit and Security Agreement, dated as of August 21, 2024, among Capitala Business Lending, LLC, as the borrower, Mount Logan Management, LLC, as the collateral manager, the lenders from to time to time party thereto, KeyBank National Association, as the administrative agent, and U.S. Bank National Association, as the custodian

99.1	Press Release, dated August 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2024	By:	/s/ Brandon Satoren
	Name:	Brandon Satoren
	Title:	Chief Financial Officer